EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SAFER RESIDENCE CORPORATION (the “Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange  Commission  on the date hereof (the  "Report"),  I, Jean Blanchard, Chief Executive Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /s/ Jean Blanchard

                                                     --------------------------

Date: June 27, 2005                      Jean Blanchard

                                                      Principal Executive Officer